CURRENT EVENT REPORT ON 8-K

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: December 23, 2003

CAPSTONE INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	333-62588	66-0349372
(State or other jurisdiction of incorporation	(Commission File Number)	(IRS Employer Identification No.)

1109 7th Court

Fox Island, WA 98333

(Address of principal executive offices)

(253) 549-4336

(Issuer's Telephone Number)

Item 5. Other Events

Director Resignation

On December 8, 2003, the Board of Directors accepted the resignation of Rodney Veremy as a Director and CFO of the Company.

New Officers

Effective December 8, 2003, Kevin Murphy has been appointed President and CEO of the Company and Darryl Mills has assumed the positions of Secretary and CFO.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPSTONE INTERNATIONAL, INC.

/s/ Kevin M. Murphy

Kevin M. Murphy, President

Dated: December 23, 2003